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                                                                  Exhibit 10.42
                                                                  -------------

                            FINANCIALWEB.COM, INC.

                           1999 STOCK INCENTIVE PLAN


Section 1. General Purpose of Plan; Definitions.

     The name of this plan is the FinancialWeb.com, Inc. 1999 Stock Incentive Plan (the "Plan"). The Plan was adopted by the Company's Board of Directors on the 21/st/ day of May, subject to the approval of the Stockholders of the Company. The purpose of the Plan is to enable the Company to attract and retain highly qualified personnel who will contribute to the Company's success by their ability, ingenuity and industry and to provide incentives to the participating officers, directors, employees, consultants and advisors that are linked directly to increases in stockholder value and will therefore inure to the benefit of all stockholders of the Company.

     For purposes of the Plan, the following terms shall be defined as set forth below:

     (1)   "Administrator" means the Board, or if and to the extent the Board
            -------------
does not administer the Plan, the Committee in accordance with Section 2.

     (2)   "Board" means the Board of Directors of the Company.
            -----

     (3)   "Code" means the Internal Revenue Code of 1986, as amended from time
            ----
to time, or any successor thereto.

     (4)   "Committee" means a committee appointed by the Board and composed
            ---------
of two or more members of the Board who qualify as (i) "Non-Employee Directors" within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934 (the "Exchange Act"), and as such Rule may be amended from time to time, or any successor definition adopted by the Commission, and (ii) "outside directors" within the meaning of Section 162(m) of the Code. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

     (5)   "Company" means FinancialWeb.com, Inc., a Nevada corporation (or any
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successor corporation).

     (6)   "Deferred Stock" means an award made pursuant to Section 7 below of
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the right to receive Stock at the end of a specified deferral period.

     (7)   "Disability" means the inability of a Participant to perform
            ----------
substantially his duties and responsibilities to the Company by reason of a physical or mental disability or infirmity (i) for a continuous period of six months or (ii) at such earlier time as the Participant submits medical evidence satisfactory to the Administrator that he has a physical or mental disability or infirmity which will likely prevent him from returning to the performance of his work duties for six months or longer. The date of such Disability shall be on the last day of such six-month period or the day on which the Participant submits such satisfactory medical evidence, as the case may be.

     (8)   "Effective Date" shall mean the date provided pursuant to Section 11.
            --------------
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     (9)   "Eligible Employee" means an officer and/or employee of the Company
            -----------------
or any Subsidiary.

     (10)  "Fair Market Value" means, as of any given date, with respect to any
            -----------------
awards granted hereunder, (A) if the Stock is publicly traded, the closing sale price of the Stock on such date as reported in the Western Edition of the Wall Street Journal, or the average of the closing price of the Stock on each day on which the Stock was traded over a period of up to twenty trading days immediately prior to such date, (B) the fair market value of the Stock as determined in accordance with a method prescribed in the agreement evidencing any award hereunder, or (C) the fair market value of the Stock as otherwise determined by the Administrator in the good faith exercise of its discretion.

     (11)  "Incentive Stock Option" means any Stock Option intended to be
            ----------------------
designated as an "incentive stock option" within the meaning of Section 422 of the Code.

     (12)  "Limited Stock Appreciation Right" means a Stock Appreciation Right
            --------------------------------
that can be exercised only in the event of a "Change of Control" (as defined in the award evidencing such Limited Stock Appreciation Right).

     (13)  "Non-Qualified Stock Option" means any Stock Option that is not an
            --------------------------
Incentive Stock Option, including any Stock Option that provides (as of the time such option is granted) that it will not be treated as an Incentive Stock Option.

     (14)  "Parent Corporation" means any corporation (other than the Company)
            ------------------
in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

     (15)  "Participant" means any Eligible Employee, director, consultant or
            -----------
advisor to the Company selected by the Administrator, pursuant to the Administrator's authority in Section 2 below, to receive grants of Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock awards, Deferred Stock awards, Performance Shares or any combination of the foregoing.

     (16)  "Performance Share" means an award of shares of Stock pursuant to
            -----------------
Section 7 that is subject to restrictions based upon the attainment of specified performance objectives.

     (17)  "Restricted Stock" means an award granted pursuant to Section 7 of
            ----------------
shares of Stock subject to certain restrictions.

     (18)  "Stock" means the common stock, $.001 par value per share, of the
            -----
Company.

     (19)  "Stock Appreciation Right" means the right pursuant to an award
            ------------------------
granted under Section 6 to receive an amount equal to the difference between (A) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the shares of Stock covered by such right or such portion thereof, and (B) the aggregate exercise price of such right or such portion thereof.

     (20)  "Stock Option" means any option to purchase shares of Stock granted
            ------------
pursuant to Section 5.

     (21)  "Subsidiary" means any corporation (other than the Company) in an
            ----------
unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.
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Section 2.  Administration.

     The Plan shall be administered in accordance with the requirements of Rule 16b-3 of the Exchange Act and Section 162(m) of the Code (but only to the extent necessary to maintain qualification of the Plan under Rule 16b-3 of the Exchange Act and Section 162(m) of the Code) by the Board or by the Committee which shall be appointed by the Board and which shall serve at the pleasure of the Board.

     Pursuant to the terms of the Plan, the Administrator shall have the power and authority to grant to Eligible Employees, directors, consultants and advisors to the Company, pursuant to the terms of the Plan: (a) Stock Options,
(b) Stock Appreciation Rights or Limited Stock Appreciation Rights, (c) Restricted Stock, (d) Performance Shares, (c) Deferred Stock or (f) any combination of the foregoing.

     In particular, the Administrator shall have the authority:

          (a) to select those Eligible Employees, directors, consultants and advisors of the Company who shall be Participants;

          (b) to determine whether and to what extent Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock, Deferred Stock, Performance Shares or a combination of the foregoing, are to be granted hereunder to Participants;

          (c) to determine the number of shares of Stock to be covered by each such award granted hereunder;

          (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, (x) the restrictions applicable to Restricted or Deferred Stock awards and the conditions under which restrictions applicable to such Restricted or Deferred Stock shall lapse, and (y) the performance goals and periods applicable to the award of Performance Shares); and

          (e) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing the Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock, Deferred Stock, Performance Shares or any combination of the foregoing.

     The Administrator shall have the authority, in its discretion, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

     All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and the Participants.

Section 3. Stock Subject to Plan.

     The total number of shares of Stock reserved and available for issuance under the Plan shall be Three Million Seven Hundred Fifty Thousand (3,750,000). Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. The aggregate number of shares of Stock as to which Stock Options, Stock Appreciation Rights, Restricted Stock and Performance Shares may be granted to any individual during any calendar year may not, subject to adjustment as provided in this Section 3, exceed 80% of the shares of Stock reserved for the purposes of the Plan in accordance with the provisions of this
Section 3.
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     Consistent with the provisions of Section 162(m) of the Code, as from time to time applicable, to the extent that (i) a Stock Option expires or is otherwise terminated without being exercised, or (ii) any shares of Stock subject to any Restricted Stock, Deferred Stock or Performance Share award granted hereunder are forfeited, such shares shall again be available for issuance in connection with future awards under the Plan. If any shares of Stock have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of a Stock Option and such shares are returned to the Company in satisfaction of such indebtedness, such shares shall again be available for issuance in connection with future awards under the Plan.

     In the event of any merger, reorganization, consolidation, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, contribution of shares, exchange of shares, change in corporate structure or other transaction affecting the Stock, a substitution or adjustment shall be made in (i) the aggregate number of shares reserved for issuance under the Plan, (ii) the kind, number and option price of shares subject to outstanding Stock Options granted under the Plan, and
(iii) the kind, number and purchase price of shares issuable pursuant to awards of Restricted Stock, Deferred Stock and Performance Shares, as may be determined by the Administrator, in its sole discretion. Such other substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. An adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right or Limited Stock Appreciation Right associated with any Stock Option. In connection with any event described in this paragraph, the Administrator may provide, in its discretion, for the cancellation of any outstanding awards and payment in cash or other property therefor.

Section 4. Eligibility.

     Officers (including officers who are directors of the Company), directors, employees of the Company, and consultants and advisors to the Company who are responsible for or are in a position to contribute to the management, growth and/or profitability of the business of the Company shall be eligible to be granted Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock awards, Deferred Stock awards or Performance Shares hereunder. However, only Eligible Employees of the Company and Subsidiaries shall be eligible to receive grants of Incentive Stock Options. The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among the Eligible Employees, directors, consultants and advisors to the Company recommended by the senior management of the Company, and the Administrator shall determine, in its sole discretion, the number of shares of Stock covered by each award.

Section 5. Stock Options.

     Stock Options may be granted alone or in addition to other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each optionee. Recipients of Stock Options shall enter into a subscription and/or award agreement with the Company, in such form as the Administrator shall determine, which agreement shall set forth, among other things, the exercise price of the option, the term of the option and provisions regarding exercisability of the option granted thereunder.

     The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

     The Administrator shall have the authority to grant to any Eligible Employee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights or Limited Stock Appreciation Rights). Directors, consultants and advisors may only be granted Non-Qualified Stock Options (with or without Stock Appreciation Rights or Limited Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. The Company shall have no liability to a Participant, or any other party, if a Stock Option (or any part thereof) which is intended to be an Incentive Stock Option is not an Incentive Stock Option. More than one option may be granted to the same optionee and be outstanding concurrently hereunder.

     Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

     (1)   Option Price. The option price per share of Stock purchasable under a
           ------------
Stock Option shall be determined by the Administrator in its sole discretion at the time of grant but shall not, in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of the Stock on such date and shall not, in any event, be less than the par value (if any) of the Stock. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

     (2)   Option Term. The term of each Stock Option shall be fixed by the
           -----------
Administrator, but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted; provided, however, that if an
                                             --------  -------
employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and an Incentive Stock Option is granted to such employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the date of grant.

     (3)   Exercisability. Stock Options shall be exercisable at such time or
           --------------
times and subject to such terms and conditions as shall be determined by the Administrator at or after grant. The Administrator may provide, in its discretion, that any Stock Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time in whole or in part based on such factors as the Administrator may determine, in its sole discretion, including but not limited to in connection with any "change in control" of the Company, as defined in any stock option agreement.

     (4)  Method of Exercise. Subject to Section 5(3) above, Stock Options may
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be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price in cash or its equivalent as determined by the Administrator. As determined by the Administrator, in its sole discretion, payment in whole or in part may also be made (i) by means of any cashless exercise procedure approved by the Administrator, (ii) in the form of unrestricted Stock already owned by the optionee, or (iii) in the case of the exercise of a Non-Qualified Stock Option, in the form of Restricted Stock or Performance Shares subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised); provided, however, that in the case of an
                               --------  -------
Incentive Stock Option, the right to make payment in the form of already owned shares may be authorized only at the time of grant. If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or Performance Shares, the shares received upon the exercise of such Stock Option (to the extent of the number of shares of Restricted Stock or Performance Shares surrendered upon exercise of such Stock Option) shall be restricted in accordance with the original terms of the Restricted Stock or Performance Share award in question, except that the Administrator may direct that such restrictions shall apply only to that number of shares equal to the number of shares surrendered upon the exercise of such option. An optionee shall generally have the right to dividends and any other rights of a stockholder with respect to the Stock subject to the option only after the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (1) of Section 10.

     The Administrator may require the voluntary surrender of all or a portion of any Stock Option granted under the Plan as a condition precedent to the grant of a new Stock Option. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted; provided, however, should the Administrator so require,
                         --------  -------
the number of shares subject to such new Stock Option shall not be greater than the number of shares subject to the surrendered Stock Option. Consistent with the provisions of Section 162(m), to the extent applicable, upon their surrender, Stock Options shall be canceled and the shares previously subject to such canceled Stock Options shall again be available for grants of Stock Options and other awards hereunder.

     (5)  Loans. The Company may make loans available to Stock Option holders in
          -----
connection with the exercise of outstanding options granted under the Plan, as the Administrator, in its discretion, may determine. Such loans shall (i) be evidenced by promissory notes entered into by the Stock Option holders in favor of the Company, (ii) be subject to the terms and conditions set forth in this
Section 5(5) and such other terms and conditions, not inconsistent with the Plan, as the Administrator shall determine, (iii) bear interest, if any, at such rate as the Administrator shall determine, and (iv) be subject to Board approval (or to approval by the Administrator to the extent the Board may delegate such authority). In no event may the principal amount of any such loan exceed the sum of (x) the exercise price less the par value (if any) of the shares of Stock covered by the option, or portion thereof, exercised by the holder, and (y) any federal, state, and local income tax attributable to such exercise. The initial term of the loan, the schedule of payments of principal and interest under the loan, the extent to which the loan is to be with or without recourse against the holder with respect to principal or interest and the conditions upon which the loan will become payable in the event of the holder's termination of employment shall be determined by the Administrator. Unless the Administrator determines otherwise, when a loan is made, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan, and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; provided; however, that
                                                       --------  -------
each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

     (6)  Non-Transferability of Options. Unless otherwise determined by the
          ------------------------------
Administrator subject to the limitations on transferability set forth in Rule 16b-3, no Stock Option shall be transferable by the optionee, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee. Notwithstanding the foregoing, an Incentive Stock Option shall not be transferable except by will or the laws of descent and distribution, and shall be exercisable, during the optionee's lifetime, only by the optionee.

     (7)  Termination of Employment or Service. If an optionee's employment with
          ------------------------------------
or service as a director, consultant or advisor to the Company terminates by reason of death, Disability or for any other reason, the Stock Option may thereafter be exercised to the extent provided in the applicable subscription or award agreement, or as otherwise determined by the Administrator, provided,
                                                                  --------
however, that an optionee who has been granted an Incentive Stock Option and
-------
whose employment has been terminated must exercise the Incentive Stock Option within three months following such termination or within twelve months in the event such termination is the result of optionee's disability.

     (8)  Annual Limit on Incentive Stock Options. To the extent that the
          ---------------------------------------
aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of shares of Stock with respect to which Incentive Stock Options granted to an Optionee under this Plan and all other option plans of the

Company or its Parent Corporation become exercisable for the first time by the Optionee during any calendar year exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

Section 6. Stock Appreciation Rights and Limited Stock Appreciation Rights.

     (1)   Grant and Exercise. Stock Appreciation Rights and Limited Stock
           ------------------
Appreciation Rights may be granted either alone ("Free Standing Rights") or in conjunction with all or part of any Stock Option granted under the Plan ("Related Rights"). In the case of a Non-Qualified Stock Option, Related Rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of the Incentive Stock Option.

     A Related Right or applicable portion thereof granted in conjunction with a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise provided by the Administrator at the time of grant, a Related Right granted with respect to less than the full number of shares covered by a related Stock Option shall only be reduced if and to the extent that the number of shares covered by the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Related Right.

     A Related Right may be exercised by an optionee, in accordance with paragraph (2) of this Section 6, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in paragraph
(2) of this Section 6. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

     (2)   Terms and Conditions. Stock Appreciation Rights shall be subject to
           --------------------
such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Administrator, including the following:

           (a) Stock Appreciation Rights that are Related Rights ("Related Stock Appreciation Rights") shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan; provided, however, that no Related Stock Appreciation Right shall be exercisable
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during the first six months of its term, except that this additional limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of such six-month period.

           (b) Upon the exercise of a Related Stock Appreciation Right, an optionee shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or in some combination of cash and shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the option price per share specified in the related Stock Option multiplied by the number of shares of Stock in respect of which the Related Stock Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment.

           (c) Related Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under paragraph (6) of Section 5 of the Plan.

           (d) Upon the exercise of a Related Stock Appreciation Right, the Stock Option or part thereof to which such Related Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Stock to be issued under the Plan, but only to the extent of the number of shares issued under the Related Stock Appreciation Right.

           (e) A Related Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercised only if and when the Fair Market Value of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.

           (f) Stock Appreciation Rights that are Free Standing Rights ("Free Standing Stock Appreciation Rights") shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant; provided, however, that no Free Standing Stock
                                 --------  -------
Appreciation Right shall be exercisable during the first six months of its term, except that this limitation shall not apply in the event of death or Disability of the recipient of the Free Standing Stock Appreciation Right prior to the expiration of such six-month period.

           (g) The term of each Free Standing Stock Appreciation Right shall be fixed by the Administrator, but no Free Standing Stock Appreciation Right shall be exercisable more than ten years after the date such right is granted.

           (h) Upon the exercise of a Free Standing Stock Appreciation Right, a recipient shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or any combination of cash or shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the price per share specified in the Free Standing Stock Appreciation Right (which price shall be no less than 100% of the Fair Market Value of the Stock on the date of grant) multiplied by the number of shares of Stock in respect to which the right is being exercised, with the Administrator having the right to determine the form of payment.

           (i) Free Standing Stock Appreciation Rights shall be transferable only when and to the extent that a Stock Option would be transferable under paragraph (6) of Section 5 of the Plan.

           (j) In the event of the termination of employment or service of a Participant who has been granted one or more Free Standing Stock Appreciation Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant.

           (k) Limited Stock Appreciation Rights may only be exercised within the 30-day period following a "Change of Control" (as defined by the Administrator in the agreement evidencing such Limited Stock Appreciation Right) and, with respect to Limited Stock Appreciation Rights that are Related Rights ("Related Limited Stock Appreciation Rights"), only to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan; provided, however, that
                                                        --------  -------
no Related Limited Stock Appreciation Right shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of such six-month period.

           (l) Upon the exercise of a Limited Stock Appreciation Right, the recipient shall be entitled to receive an amount in cash equal in value to the excess of the "Change of Control Price" (as defined in the agreement evidencing such Limited Stock Appreciation Right) of one share of Stock as of the date of exercise over (A) the option price per share specified in the related Stock Option, or (B) in the case of a Limited Stock Appreciation Right which is a Free Standing Stock Appreciation Right, the price per share specified in the Free Standing Stock Appreciation Right, such excess to be multiplied by the number of shares in respect of which the Limited Stock Appreciation Right shall have been exercised.

Section 7. Restricted Stock, Deferred Stock and Performance Shares.

     (1)   General. Restricted Stock, Deferred Stock or Performance Share
           -------
awards may be issued either alone or in addition to other awards granted under the Plan. The Administrator shall determine the persons to whom, and the time or times at which, grants of Restricted Stock, Deferred Stock or Performance Share awards shall be made; the number of shares to be awarded; the price, if any, to be paid by the recipient of Restricted Stock, Deferred Stock or Performance Share awards; the Restricted Period (as defined in paragraph (3) hereof) applicable to Restricted Stock or Deferred Stock awards; the performance objectives applicable to Performance Share or Deferred Stock awards; the date or dates on which restrictions applicable to such Restricted Stock or Deferred Stock awards shall lapse during such Restricted Period; and all other conditions of the Restricted Stock, Deferred Stock and Performance Share awards. The Administrator may also condition the grant of Restricted Stock, Deferred Stock awards or Performance Shares upon the exercise of Stock Options, or upon such other criteria as the Administrator may determine, in its sole discretion. The provisions of Restricted Stock, Deferred Stock or Performance Share awards need not be the same with respect to each recipient. In the discretion of the Administrator, loans may be made to Participants in connection with the purchase of Restricted Stock under substantially the same terms and conditions as provided in Section 5(5) with respect to the exercise of Stock Options.

     (2)  Awards and Certificates. The prospective recipient of a Restricted
          -----------------------
Stock, Deferred Stock or Performance Share award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award (a "Restricted Stock Award Agreement," "Deferred Stock Award Agreement" or "Performance Share Award Agreement," as appropriate) and delivered a fully executed copy thereof to the Company, within a period of sixty days (or such other period as the Administrator may specify) after the award date. Except as otherwise provided below in this Section 7(2), (i) each Participant who is awarded Restricted Stock or Performance Shares shall be issued a stock certificate in respect of such shares of Restricted Stock or Performance Shares; and (ii) such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such award.

     The Company may require that the stock certificates evidencing Restricted Stock or Performance Share awards hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award or Performance Share award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

     With respect to Deferred Stock awards, at the expiration of the Restricted Period, stock certificates in respect of such shares of Deferred Stock shall be delivered to the participant, or his legal representative, in a number equal to the number of shares of Stock covered by the Deferred Stock award.

     (3)  Restrictions and Conditions. The Restricted Stock, Deferred Stock and
          ---------------------------
Performance Share awards granted pursuant to this Section 7 shall be subject to the following restrictions and conditions:

          (a) Subject to the provisions of the Plan and the Restricted Stock Award Agreement, Deferred Stock Award Agreement or Performance Share Award Agreement, as appropriate, governing such award, during such period as may be set by the Administrator commencing on the grant date (the "Restricted Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock, Performance Shares or Deferred Stock awarded under the Plan; provided, however, that the Administrator may, in its sole discretion,
          --------  -------
provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance related goals, the Participant's termination of employment or service, death or Disability or the occurrence of a "Change of Control" as defined in the agreement evidencing such award.

          (b) Except as provided in paragraph (3)(a) of this Section 7, the Participant shall generally have, with respect to the shares of Restricted Stock or Performance Shares, all of the rights of a stockholder with respect to such stock during the Restricted Period. The Participant shall generally not have the rights of a stockholder with respect to stock subject to Deferred Stock awards during the Restricted period; provided, however, that dividends declared during the Restricted period
        --------  -------
with respect to the number of shares covered by a Deferred Stock award shall be paid to the Participant. Certificates for shares of unrestricted Stock shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such shares of Restricted Stock, Performance Shares or Deferred Stock, except as the Administrator, in its sole discretion, shall otherwise determine.

            (c) The rights of holders of Restricted Stock, Deferred Stock and Performance Share awards upon termination of employment or service for any reason during the Restricted Period shall be set forth in the Restricted Stock Award Agreement, Deferred Stock Award Agreement or Performance Share Award Agreement, as appropriate, governing such awards.

Section 8.  Amendment and Termination.

     The Board may amend, alter, suspend or discontinue the Plan in any respect at any time. Board approval must be accompanied by (i) shareholder approval in those cases in which amendment, alteration or discontinuation requires shareholder approval under applicable law or regulations or the requirements of the principal exchange or interdealer quotation system on which the Common Stock is listed or quoted and (ii) affected Participant's approval if the amendment, alteration or discontinuation would adversely affect the Participant's rights under any outstanding award.

     The Administrator may amend the terms of any award theretofore granted, prospectively and retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without his or her consent.

Section 9.  Unfunded Status of Plan.

     The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

Section 10. General Provisions.

     (1) The Company may require any person to whom an award is granted, or any person to whom an award is transferred in accordance with the Plan, as a condition of exercising or acquiring stock under any award, (1) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the award for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the award has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.

     All certificates for shares of Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

     (2) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee, consultant or advisor of the Company any right to continued employment or service with the Company, as the case may be, nor shall it interfere in any way with the right of the Company to terminate the employment or service of any of its employees, consultants or advisors at any time.

     (3) Each Participant shall, no later than the date as of which the value of an award first becomes includible in the gross income of the Participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

     (4) No member of the Board or the Administrator, nor any officer or employee of the Company acting on behalf of the Board or the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

     (5) During the terms of any award made hereunder, the Company shall keep available at all times the number of shares of stock required to satisfy such award.

     (6) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares hereunder; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any award made hereunder or any stock issued or issuable pursuant to any such award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such award unless and until such authority is obtained.

Section 11. Effective Date of Plan.

     The Plan became effective (the "Effective Date") on May 21, 2000, the date the Company's board of directors formally approved the Plan.

Section 12. Term of Plan.

     No Stock Option, Stock Appreciation Right, Limited Stock Appreciation Right, Restricted Stock, Deferred Stock or Performance Share award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but awards theretofore granted may extend beyond that date.

                       INCENTIVE STOCK OPTION AGREEMENT
                       --------------------------------

     INCENTIVE STOCK OPTION AGREEMENT, dated as of the 21st day of May 1999, by and between FinancialWeb.com, Inc., a Nevada corporation (the "Company"), and Employee Name ("Optionee").

     Pursuant to our 1999 Stock Incentive Plan (the "Plan) the Board of Directors of we has determined that the Optionee is to be granted an option (the "Option") to purchase shares of our Common Stock, on the terms and conditions set forth herein, and hereby grants such Option. It is intended that the Option shall constitute an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Any capitalized terms not defined herein shall have their respective meanings set forth in the Plan.

     1.   Number of Shares and Option Price. The Option entitles the Optionee to
          ----------------------------------
purchase Number of shares of our Common Stock, par value $.001 per share (the "Option Shares"), at a price (the "Option Price") of $14.25 per share.

     2.   Period of Option. The term of the Option and of this Option Agreement
          ----------------
(the "Option Term") shall commence on the date hereof (the "Date of Grant") and shall terminate upon the expiration of ten (10) years from the Date of Grant. Upon termination of the Option, all rights of the Optionee hereunder shall cease.

      3.  Exercise.
          --------

          (a)  Exercise Period. Subject to the provisions of this Agreement and
               ---------------
the Plan, this Option may be exercised after the date of this Agreement and prior to 5:00 p.m., on May 21, 2009 (the "Expiration Date"), but not thereafter, in accordance with the following: (a) on and after the Optionee's anniversary of the date of employment in the year 2000, this Option may be exercised for up to 25% of the total Option Shares covered hereby; and (b) on and after each of the succeeding three anniversary dates, this Option may be exercised for up to an additional 25% of the total Option Shares covered hereby, so that on the fourth anniversary date and continuing until the Expiration Date this Option may be exercised for up to 100% of the total Option Shares included in this Option.

          (b)  Death or Disability. If the Optionee's employment shall terminate
               -------------------
by reason of death or permanent and total disability within the meaning of
Section 22(e)(3) of the Code, then the outstanding Option may be exercised within the one year period ending on the anniversary of such death or permanent and total disability by the Optionee's estate (acting through our fiduciary) or by the Optionee's duly authorized legal representative, respectively, subject to any other applicable restrictions on exercise.

          (c)  Termination of Employment. Upon termination of employment, other
               -------------------------
than by Section 3(b) above, this Option shall terminate on the day three months following such termination of employment. In the event the Optionee is involuntarily terminated other than "For Cause" as defined herein, the Options granted herein will be vested, pro-rata, rounded to the nearest month of tenure, subject to a minimum service of three months. Any Options which may have vested at the time of such termination will be forfeited if not exercised within three months of the Employee's termination date. In the event the Employee is terminated "For Cause", as defined herein, there shall be no pro-rata vesting of any options granted prior to the Employee's termination date.

          (d)  Termination for "Cause" shall mean (i) Employee's failure or
               ----------------------
refusal to perform his or her duties and responsibilities or failure to devote full time and attention to the business of we, (ii) dishonesty in connection with employment or we, (iii) use of alcohol or illegal drugs which interferes with performance of duties, (iv) the commission of a felony or crime of moral turpitude, (v) an intentional act which does or could reasonably be expected to have a material adverse consequence on we, (vi) a violation of any law, rule or regulation in connection with employment or we or any Company policy in connection therewith, including, without limitation any such policy in connection with securities or trading of securities or for the protection of Company employees (vii) any act of negligence or bad faith that is deemed by management to be contrary to the best interests of we (viii) improper or unauthorized use of or access to our hardware or software, or the Internet, including, but not limited to invasion of privacy, pirating or other copyright infringements or violations of law or Company policy (ix) continued tardiness which is not rectified after having received written notice of same or (x) any other material breach of employee's terms of employment, as may be established by management in writing from time to time.

     4.   Nontransferability of Option. Except as provided in the Plan, the
          ----------------------------
Option and this Option Agreement shall not be transferable. More particularly, but not by way of limiting the generality of the foregoing, except as otherwise provided herein, the Option may not be assigned, transferred, pledged or hypothecated in any way, shall not be assignable by operation of law, and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect. Except as otherwise provided in this Agreement or in the Plan, the Option shall be exercisable (subject to any other applicable restrictions on exercise) only by the Optionee for his own account.

     5.   Method of Exercise of Option. The Optionee may pay the Option Price by
          ----------------------------
delivery of (a) cash or cash equivalents (as approved by the Administrator), (b) previously acquired shares of Common Stock having a Fair Market Value on the date of payment equal to the Option Price, (c) an executed irrevocable exercise notice to we and irrevocable instructions to a broker-dealer (as approved by the Administrator) to sell a sufficient portion of the Option Shares to pay the Option Price and deliver the sale proceeds directly to we (or by means of any cashless exercise procedure approved by the Administrator), or (d) any combination of (a), (b) and (c) such that the sum thereof equals the Option Price, that the Board of Directors may authorize.

          The Option is subject to all restrictions in this Agreement or in the Plan. As a condition of any exercise of the Option, we may require the Optionee or his successor to make any representation and warranty to comply with any applicable law or regulation or to confirm any factual matters reasonably requested by counsel for we.

     6.   Notices. Any notice required or permitted under this Option Agreement
          -------
shall be deemed given when delivered personally, or when deposited in a United States Post Office, postage prepaid, addressed, as appropriate, to the Optionee at the address set forth [in the Employment Agreement] or such other address as the Optionee may designate in writing to we, or to we: Attention: General Counsel (or his designee), at our address or such other address as we may designate in writing to the Optionee.

     7.   Failure to Enforce Not a Waiver. The failure of we or the Optionee to
          -------------------------------
enforce at any time any provision of this Option Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

     8.   Governing Law. This Option Agreement shall be governed by and
          --------------
construed according to the laws of the State of Florida, and the partners hereto submit to the jurisdiction of the State and Federal courts of the State of Florida without regard to principles of conflict of laws.

     9.   Incorporation of Plan and Employment Agreement. The Plan [and those
          ----------------------------------------------
provisions of the Employment Agreement relating to the Option, if any] are hereby incorporated by reference and made a part hereof, and the Option and this Option Agreement shall be subject to all terms and conditions of the Plan [and the applicable provisions of the Employment Agreement, if any.]

     10.  Amendments. This Option Agreement may be amended or modified at any
          ----------
time only by an instrument in writing signed by the parties hereto.

     11.  Taxes. The Optionee hereby agrees to pay to we, in accordance with the
          -----
terms of the Plan, any federal, state or local taxes of any kind required by law to be withheld with respect to the Option granted hereunder. If the Optionee does not make such payment to we, we shall have the right to withhold from any payment of any kind otherwise due to the Optionee from we, any federal, state or local taxes of any kind required by law to be withheld with respect to the Option or the Option Shares to be purchased by the Optionee under this Agreement.

     12. Investment Representation. The Optionee agrees that any Option Shares
         -------------------------
of we which the Optionee may acquire by virtue of this Option shall be acquired for investment purposes only and not with a view to distribution or resale, and may not be transferred, sold, assigned, pledged, hypothecated or otherwise disposed of by the Optionee unless (i) a registration statement or post-effective amendment to a registration statement under the Securities Act of 1933 as amended (the "Securities Act"), with respect to said Option Shares has become effective so as to permit the sale or other disposition of said shares by the Optionee or (ii) an opinion of counsel reasonably satisfactory to we that such registration is not required.

     13. Rights as a Shareholder. Neither the Optionee nor any successor in
         -----------------------
interest shall have any rights as a stockholder of we with respect to any shares of Common Stock subject to the Option until the date of issuance of a stock certificate for such shares of Common Stock.

     14. Agreement Not a Contract of Employment. Neither the Plan, the granting
         --------------------------------------
of the Option, this Option Agreement nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Optionee has a right to continue as an employee of we or any subsidiary or affiliate for any period of time or at any specific rate of compensation.

     15. Investment Representation. Upon the exercise of all or any part of the
         -------------------------
Option, the Committee may require the Optionee to furnish to we an agreement (in such form as the Committee may specify) in which the Optionee shall represent that the shares of Common Stock to be acquired upon exercise of the Option are to be acquired for the Optionee's own account and not with a view to the sale or distribution thereof.

     16. Authority of the Committee. The Committee shall have full authority to
         --------------------------
interpret and construe the terms of the Plan and this Option Agreement. The determination of the Committee as to any such matter of interpretation or construction shall be final, binding and conclusive.

     IN WITNESS WHEREOF, the parties have executed and delivered this Option Agreement on the day and year first above written.

                                         FINANCIALWEB.COM, INC.

                                         By:__________________________________
                                         Name: Kevin Leininger, President

                                         The undersigned hereby accepts and
                                         agrees to all the terms and provisions
                                         of the foregoing Option Agreement and
                                         to all the terms and provisions of the
                                         Plan and the Employment Agreement
                                         herein incorporated by reference.

                                         _____________________________________
                                                        Optionee

                                   EXHIBIT A
                            FINANCIALWEB.COM, INC.
                           1999 Stock Incentive Plan

                           Exercise of Stock Option


FinancialWeb.com, Inc.
201 Park Place
Altamonte Springs, Florida 32701

Ladies and Gentlemen:

     The undersigned Optionee hereby exercises the Option granted to him pursuant to the Incentive Stock Option Agreement dated as of ___________ between FinancialWeb.com, Inc. and the Optionee with respect to Option Shares covered by said Option, and tenders herewith $________ in payment of the purchase price thereof by delivery of.

     The name and registered address on such certificate should be:

     The Optionees' social security number is:______________.



                                                  ___________________________
                                                  Optionee

Dated:________________